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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 24, 2003


                         DEUTSCHE ALT-A SECURITIES, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                 333-100676                35-2184183
------------------------------     -------------          -------------------
 (State or Other Jurisdiction      (Commission             (I.R.S. Employer
      of Incorporation)            File Number)           Identification No.)

60 Wall Street
New York, NY                                                      10005
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    (Address of Principal                                       (Zip Code)
      Executive Offices)


Registrant's telephone number, including area code, is (212) 250-7010


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                                       -2-


Item 5.  Other Events.

Description of the Mortgage Pool

               On or about November 25, 2003, the Registrant will cause the issuance and sale of approximately $225,046,000 initial principal amount of Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2003-4XS Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 2003, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer, and HSBC Bank (USA), as trustee.

Collateral Term Sheet

               Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Collateral Term Sheet") in written form, which are in the nature of data tables.

               The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.





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                                       -3-

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             (a)      Financial Statements.

                      Not applicable.

             (b)      Pro Forma Financial Information.

                      Not applicable.

             (c)      Exhibits



                     Item 601(a) of
                     Regulation S-K
      Exhibit No.     Exhibit No.          Description
      -----------     -----------          -----------
           1              99.1             Collateral Term Sheets (as defined in
                                           Item 5) that have been provided by
                                           the Underwriter to certain
                                           prospective purchasers of Deutsche
                                           ALT-A Securities, Inc. Mortgage Loan
                                           Trust, Series 2003- 4XS. The
                                           Preliminary Structural and Collateral
                                           Term Sheets have been filed on paper
                                           pursuant to a continuing hardship
                                           exemption from certain electronic
                                           requirements.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 24, 2003


                                         DEUTSCHE ALT-A SECURITIES, INC.


                                         By: /s/ Steve Katz
                                             --------------------------------
                                         Name:   Steve Katz
                                         Title:  Vice President


                                         By: /s/ Eric Londa
                                             --------------------------------
                                         Name:   Eric Londa
                                         Title:  Vice President



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                                  EXHIBIT INDEX



                 Item 601(a) of    Sequentially
                 Regulation S-K    Numbered
Exhibit Number   Exhibit No.       Description                           Page
--------------   -----------       -----------                           ----
1                99.1              Collateral Term Sheets. The            6
                                   Preliminary Structural and Collateral
                                   Term Sheets have been filed on paper
                                   pursuant to a continuing hardship
                                   exemption from certain electronic
                                   requirements.

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                                    EXHIBIT 1